UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 28, 2007
SALTON, INC.

(Exact name of Registrant as specified in its charter)
Commission File Number: 0-19557

Delaware	36-3777824

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

3633 Flamingo Road, Miramar, Florida	33027

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (954) 883-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     In connection with the consummation of the merger of SFP Merger Sub, Inc., a Delaware corporation and a wholly owned direct subsidiary of Salton, with and into APN Holding Company, Inc, a Delaware corporation and the parent of Applica Incorporated, a Florida corporation, Salton entered into:
(i)	a Third Amended and Restated Credit Agreement dated as of December 28, 2007 (the “First Lien Credit Agreement”) by and among the financial institutions named therein as lenders, Bank of America, N.A., as administrative agent and collateral agent, Salton and each of Salton’s subsidiaries identified on the signature pages thereof as borrowers and each of Salton’s subsidiaries identified on the signature pages thereof as guarantors, that provides for a 5-year $200 million revolving credit facility, and

(ii)	a Term Loan Agreement dated as of December 28, 2007 (the “Second Lien Credit Agreement”) by and among the financial institutions named therein as lenders, Harbinger Capital Partners Master Fund I, Ltd., as administrative agent and collateral agent, Salton and each of Salton’s subsidiaries identified on the signature pages thereof as borrowers and each of Salton’s subsidiaries identified on the signature pages thereof as guarantors, that provided for a 5-year $110 million term loan facility.
Each of the First Lien Credit Agreement and the Second Lien Credit Agreement contains representations and covenants that are typical for financings of this type.
     Harbinger Capital Partners Master Fund I, Ltd. and its affiliates beneficially own approximately 92% of the outstanding shares of Salton common stock and all of the outstanding shares of Salton’s Series D Nonconvertible (Non-Voting) Preferred Stock.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.
•	A copy of Third Amended and Restated Credit Agreement among Salton, Inc., each of its subsidiaries party thereto, each of the lenders party thereto, and Bank of America, N.A., as agent, dated December 28, 2007 is attached as Exhibit 10.1 to this Current Report on Form 8-K.

•	A copy of the Second Amended and Restated Security Agreement among Salton, Inc., each of its subsidiaries party thereto, and Bank of America, N.A., as agent, dated December 28, 2007 is attached as Exhibit 10.2 to this Current Report on Form 8-K.

•	A copy of the Second Amended and Restated Stock Pledge Agreement among Salton, Inc., each of its subsidiaries party thereto, and Bank of America, N.A., as agent, dated December 28, 2007 is attached as Exhibit 10.3 to this Current Report on Form 8-K.

•	A copy of the Term Loan Agreement by and among Salton, Inc., each of its subsidiaries party thereto, each of the lenders party thereto, and Harbinger Capital Partners Master Fund I, Ltd., as administrative agent and collateral agent for the lenders, dated December 28, 2007 is attached as Exhibit 10.4 to this Current Report on Form 8-K.

•	A copy of the Amended and Restated Security Agreement among Salton, Inc., each of its subsidiaries party thereto, and Harbinger Capital Partners Master Fund I, Ltd., as agent, dated December 28, 2007 is attached as Exhibit 10.5 to this Current Report on Form 8-K.

•	A copy of the Amended and Restated Pledge Agreement among Salton, Inc., each of its subsidiaries party thereto, and Harbinger Capital Partners Master Fund I, Ltd., as agent, dated December 28, 2007 is attached as Exhibit 10.6 to this Current Report on Form 8-K.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 4, 2008	Salton, Inc.
	By:	/s/ Terry Polistina
Terry Polistina
Chief Executive Officer and President

Exhibit Index

Exhibit No.	Description
10.1	Third Amended and Restated Credit Agreement among Salton, Inc., each of its subsidiaries party thereto, each of the lenders party thereto, and Bank of America, N.A., as agent, dated December 28, 2007

10.2	Second Amended and Restated Security Agreement among Salton, Inc., each of its subsidiaries party thereto, and Bank of America, N.A., as agent, dated December 28, 2007

10.3	Second Amended and Restated Stock Pledge Agreement among Salton, Inc., each of its subsidiaries party thereto, and Bank of America, N.A., as agent, dated December 28, 2007

10.4	Term Loan Agreement by and among Salton, Inc., each of its subsidiaries party thereto, each of the lenders party thereto, and Harbinger Capital Partners Master Fund I, Ltd., as administrative agent and collateral agent for the lenders, dated December 28, 2007

10.5	Amended and Restated Security Agreement among Salton, Inc., each of its subsidiaries party thereto, and Harbinger Capital Partners Master Fund I, Ltd., as agent, dated December 28, 2007

10.6	Amended and Restated Pledge Agreement among Salton, Inc., each of its subsidiaries party thereto, and Harbinger Capital Partners Master Fund I, Ltd., as agent, dated December 28, 2007

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